UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2011

TRANS1 INC.

(Exact name of registrant as specified in charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Government Center Drive, Wilmington, North Carolina		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (910) 332-1700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 8, 2011, TranS1 Inc. (the “Company”) received notice from the American Medical Association (“AMA”) that the Current Procedural Terminology (“CPT”) Editorial Panel (“Panel”) rejected the request to convert Category III codes 0195T and 0196T, used to bill for the service in which the Company’s product is used, to Category I codes. The Panel had considered this code conversion at its October 2011 meeting. As has been the precedent in the past with CPT code matters, the Company did not release any information related to this meeting per the confidentiality agreement signed at the time of the Panel meeting. On November 16, 2011 the Company learned that the AMA had provided public disclosure of the results of the Panel’s October 2011 meeting, including the rejection of the code conversion request.

The AMA notice provides a deadline for the appeal of this determination by November 22, 2011. The Company intends to be involved in an appeal to this decision on or before this deadline. If this appeal is accepted for consideration, the matter will come before the Panel during its meetings scheduled for February 2-4, 2012.

Forward Looking Statements

This Current Report on Form 8-K includes a statement relating to the Company’s intention to be involved in an appeal with respect to the decision to reject the CPT code conversion request by the filing deadline provided by the AMA. This forward looking statement is based on the Company’s current beliefs and assumptions. This statement constitutes a “forward looking statement” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. This statement is subject to risks and uncertainties that are difficult to predict, are beyond our control, and which may result in the inability to file an appeal by the deadline. For a discussion of the most significant risks and uncertainties associated with the Company’s business, please review the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011. You are cautioned not to place undue reliance on the forward looking statement, which is based on the Company’s expectations as of the date of this Current Report and speaks only as of the date of this Current Report. We undertake no obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.

Date: November 17, 2011	By:	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and Chief Financial Officer